SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: November 30, 2004
(Date of Earliest Event Reported)

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	1-09240 (Commission File No.)	94-6464852 (I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300
Dallas, Texas 75234
(Address of principal executive offices)

469-522-4200
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b)    On November 30, 2004, J.C. Lowenberg III ceased to be the Registrant’s principal financial officer. Mr. Lowenberg had no disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

     (c)    Effective December 1, 2004, Scott Lewis, previously Vice President and principal accounting officer (since July 2004) of the Registrant, was appointed as Executive Vice President and Chief Financial Officer of the Registrant. He is a certified public accountant with 19 years of experience in commercial real estate accounting. Prior to his initial appointment with the Registrant, Mr. Lewis was employed for more than seven years in various accounting capacities by Insignia/ESG, directing finance and operations for the central/southwest region in his last position from 2002 through February 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: December 3, 2004.	TRANSCONTI	NENTAL REALTY INVESTORS, INC.

	By:	/s/ Louis J. Corna

Louis J. Corna, Executive Vice President, Tax and General Counsel and Secretary